EXHIBIT 10.16.1

AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of December__, 2007, by and between MEXICAN RESTAURANTS, INC., a Texas corporation (the “Borrower”), and WELLS FARGO BANK, N.A., a national banking association (the “Lender”).

WHEREAS, the Borrower and the Lender are parties to a certain Credit Agreement, dated as of June 29, 2007 (the “Credit Agreement”); terms used herein and not otherwise defined are used herein as defined in the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lender amend Section 7.1(c) of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Credit Agreement.  Section 7.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Minimum Consolidated EBITDA.

(i) The Borrower will not permit the Consolidated EBITDA of the Borrower for each of the periods set forth below to be less than the amount set forth below opposite such period:

Period	Minimum Consolidated EBITDA
2nd Fiscal Quarter of Fiscal Year 2007	$1,200,000
2nd and 3rd Fiscal Quarters of Fiscal Year 2007 (taken as a single period)	$2,400,000
2nd, 3rd and 4th Fiscal Quarters of Fiscal Year 2007 (taken as a single period)	$3,450,000

(ii) The Borrower will not permit the Consolidated EBITDA of the Borrower for any 12 Fiscal Months (taken as a single period) ending during the periods set forth below to be less than the amount set forth below opposite such period:

Period	Minimum Consolidated EBITDA
1st Fiscal Quarter of Fiscal Year 2008	$4,750,000
2nd Fiscal Quarter of Fiscal Year 2008 through 4th Fiscal Quarter of Fiscal Year 2008	$5,150,000
1st Fiscal Quarter of Fiscal Year 2009 through 4th Fiscal Quarter of Fiscal Year 2009	$5,800,000
1st Fiscal Quarter of Fiscal Year 2010 through 4th Fiscal Quarter of Fiscal Year 2010	$6,250,000
1st Fiscal Quarter of Fiscal Year 2011 and any Fiscal Quarter thereafter	$6,750,000

2. Conditions to Effectiveness.  The amendment to the Credit Agreement set forth above shall become effective as of the date first written above, provided that the Lender shall have received from the Borrower a counterpart of this Amendment duly executed by the Borrower.

3. Representations.

The Borrower represents and warrants to the Lender, as follows:

(a) upon giving effect to this Amendment, no Default has occurred and is continuing as of the date hereof;

(b) the representations and warranties contained in Section V of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date); and

(c) the resolutions referred to in Section 4.1 of the Credit Agreement remain in full force and effect on and as of the date hereof.

4. General.  The foregoing amendment to the Credit Agreement is limited as provided herein and does not extend to any other provisions of the Credit Agreement not specified herein or to any other matter.  The Credit Agreement is ratified and confirmed and shall continue in full force and effect as amended hereby.  This Amendment may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, THIS AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT has been executed as a sealed instrument as of the date first written above.

                               MEXICAN RESTAURANTS, INC.

                               By:          /s/ Andrew J. Dennard
                               Name:     Andrew J. Dennard
                               Title:       Chief Financial Officer

                               WELLS FARGO BANK, N.A.

                               By:          /s/ Tyler Miller
                               Name:     Tyler Miller
                               Title:       Vice President

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